Shareholders’ Equity	12 Months Ended
Mar. 31, 2022
Shareholders’ Equity [Abstract]
SHAREHOLDERS' EQUITY

NOTE 15 — SHAREHOLDERS’ EQUITY

As of March 31, 2021, the Company had 140,000,000 authorized ordinary shares, and 4,517,793 ordinary shares were issued and outstanding, respectively.

On April 8, 2021, the Company completed its IPO on Nasdaq Capital Market. In the offering, 3,750,000 of the Company’s ordinary shares were issued and sold to the public at a price of US$4 per share for gross proceeds of US$15 million. The Company recorded net proceeds (after deducting underwriting discounts and commissions and other offering fees and expenses) of approximately $13.9 million (approximately RMB88.2 million) from the offering.  As of March 31, 2022, the Company had 140,000,000 authorized ordinary shares, and 8,267,793 ordinary shares were issued and outstanding, respectively.